[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)



[Graphic Omitted]


                              MFS(R) STRATEGIC
                              INCOME FUND

                              ANNUAL REPORT o OCTOBER 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 22
Notes to Financial Statements ............................................. 29
Independent Auditors' Report .............................................. 38
Trustees and Officers ..................................................... 41

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include
  o face-to-face contact with senior management as well as frontline workers
  o analysis of the company's financial statements and balance sheets
  o contact with the company's current and potential customers
  o contact with the company's competitors
  o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 16, 2000

A prospectus containing more complete information on any MFS product, including charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James T. Swanson]
     James T. Swanson

For the 12 months ended October 31, 2000, Class A shares of the fund had a total return of -0.03%, Class B shares -0.67%, Class C shares -0.67%, and Class I shares 0.33%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges, and compare to the following returns over the same period for the fund's unmanaged benchmarks: 7.13% for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), -5.08% for the Salomon Brothers World Government Bond Index (the Salomon Index), and -1.61% for the Lehman Brothers High Yield Bond Index. The Lehman Index is weighted by market value and consists of all U.S. Treasury and U.S. government-agency debt and of all publicly issued fixed-rate, nonconvertible, investment-grade domestic corporate debt. The Salomon Index is made up of government bonds with remaining maturities of at least five years. The Lehman Brothers High Yield Bond Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1" and at least one year to maturity. During the same period, the average multisector income fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 0.63%.

Q. TO WHAT DO YOU ATTRIBUTE THE FUND'S UNDERPERFORMANCE OVER THE PERIOD, RELATIVE TO THE AVERAGE MULTISECTOR INCOME FUND?

A. Performance was hurt by our currency holdings in the euro, which experienced an ongoing slide in value versus the dollar. We began the period with an overweighted position in the euro but have since trimmed it back to a very minor exposure. In our view, the U.S. dollar has now become relatively overvalued, and we expect that the euro will come back. Until we observe signs of that beginning to happen, however, we plan to keep our euro allocation to a minimum.

Q.  WHAT SECTORS CONTRIBUTED MOST TO RECENT PERFORMANCE?

A. Interestingly, the top-performing bond sectors in 2000 have been U.S. Treasuries, one of the safest of all fixed-income sectors in terms of credit risk, and emerging markets, one of the riskiest. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) We increased our exposure to long-term Treasuries because long-term interest rates have been falling, causing long-term Treasury prices to rise. Although the Federal Reserve Board (the Fed) raised short-term interest rates several times since last fall in an effort to slow the economy, the effect of those increases has been to lower long-term rates. We think long-term rates fell because the market has had confidence that the Fed will succeed in slowing economic growth, which could lead to lower rates in the future. The shrinking federal deficit is another factor that has caused long-term bond prices to rise because demand for these bonds has increased as the government has issued fewer of them.

    Our emerging market debt holdings have been strong performers because many Third World countries are starting to get their political and economic houses in order, and their economic systems are coming more into line with the rest of the world. As the market has recognized this situation, bonds issued by these nations have tended to be upgraded, crossing over from below-investment grade to investment grade. (When a bond's rating is upgraded, the bond is considered less risky and therefore its price rises.) For example, our research was early in identifying Mexico as a country with credit upgrade potential, and the portfolio benefited when the Mexican bonds we held crossed over to investment grade this past spring.

Q. WHAT DO YOU THINK WILL BE THE STRONGEST AREAS OF OPPORTUNITY GOING FORWARD, AND HOW HAVE YOU POSITIONED THE FUND TO PARTICIPATE IN THESE AREAS?

A. We believe U.S. Treasuries may do better than any other fixed-income sector over the next few months. As the U.S. economy slows, we feel the Fed could potentially begin lowering interest rates to provide more liquidity, thus driving up bond prices. To take advantage of this situation, we have increased our weighting in U.S. government and mortgage bonds to our highest allocation in a couple of years.

    We see the high-yield sector as another area of potential opportunity. High-yield bond prices were beaten down in 2000 because, we believe, the market was pricing in a 10% default rate in anticipation of a recession. Looking toward the first half of 2001, however, we think the Fed will be successful in slowing the economy without prompting a recession. We believe that in the first or second quarter the market will recognize that the economy has achieved a successful "soft landing," and prices of credit-sensitive issues including high-yield bonds will begin to rise. At that point we anticipate increasing our allocation to that sector.

Q.  HOW WOULD YOU DESCRIBE YOUR INVESTMENT APPROACH?

A. We try to provide investors with "one-stop shopping" in the bond world by offering a combination of six sectors that covers most of the bond market:
    U.S. government and mortgage bonds, U.S. high-grade corporates, U.S. high-yield corporates, international developed countries, emerging markets, and convertible bonds and preferred stocks. We vary the weights of these sectors within certain limits, depending on where we believe the best values are at any given time. For example, if one sector gets beaten down in price but we believe the situation will improve -- as with the high-yield sector described earlier -- we may reallocate assets from pricier asset sectors to that cheaper one to try to take advantage of the opportunity. We feel markets have not always behaved rationally, and a portfolio such as ours may take advantage of those situations.

Q.  HOW DO YOU SEARCH OUT MARKET OPPORTUNITIES?

A. We have a procedure called the Horizon Process that enables us to gather our analysts' best ideas across all fixed-income sectors and channel them into the portfolio. Every two weeks, MFS(R) experts in each investment area give us a three-month horizon outlook for their segments of the market. Using our unique process, we compile this information into a report that helps us decide where the best risk-adjusted fixed-income opportunities appear to be at any given time, so we can adjust sector weightings accordingly.

/s/ James T. Swanson

    James T. Swanson
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   JAMES T. SWANSON, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF THE STRATEGIC INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITY PRODUCTS AND OF THE GLOBAL GOVERNMENTS PORTFOLIO OF OUR VARIABLE ANNUITY PRODUCTS. HE ALSO MANAGES TWO CLOSED-END FUNDS, MFS(R) CHARTER INCOME TRUST AND MFS(R) MULTIMARKET INCOME TRUST.

   JAMES JOINED MFS IN 1985 AS VICE PRESIDENT AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. JAMES IS A CHARTERED FINANCIAL ANALYST (CFA).

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:              SEEKS HIGH CURRENT INCOME BY INVESTING IN FIXED-INCOME
                          SECURITIES. PLUS, THE FUND SEEKS TO PROVIDE
                          SIGNIFICANT CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  OCTOBER 29, 1987

  CLASS INCEPTION:        CLASS A  OCTOBER 29, 1987
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS C  SEPTEMBER 1, 1994
                          CLASS I  JANUARY 8, 1997

  SIZE:                   $294.3 MILLION NET ASSETS AS OF OCTOBER 31, 2000

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended October 31, 2000)

                                               Lehman Brothers  Salomon Brothers
             MFS Strategic    Lehman Brothers    Government/         World
              Income Fund       High Yield        Corporate        Government
              - Class A         Bond Index        Bond Index       Bond Index
-------------------------------------------------------------------------------
10/90          $ 9,525           $10,000           $10,000         $10,000
10/92           12,856            17,133            12,750          12,674
10/94           13,989            20,448            13,816          14,707
10/96           17,764            26,279            16,915          17,852
10/98           19,177            29,734            20,296          20,617
10/00           21,036            30,527            21,598          19,089

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2000

CLASS A
                                                         1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -0.03%     +7.26%    +30.76%    +120.85%
-------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -0.03%     +2.36%    + 5.51%    +  8.25%
-------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -4.77%     +0.72%    + 4.49%    +  7.72%
-------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -0.67%     +5.29%    +26.61%    +110.35%
-------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -0.67%     +1.73%    + 4.83%    +  7.72%
-------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -4.32%     +0.95%    + 4.56%    +  7.72%
-------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -0.67%     +5.31%    +26.83%    +112.28%
-------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -0.67%     +1.74%    + 4.87%    +  7.82%
-------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -1.58%     +1.74%    + 4.87%    +  7.82%
-------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +0.33%     +8.40%    +32.31%    +123.47%
-------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +0.33%     +2.72%    + 5.76%    +  8.37%
-------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
Average multisector income fund*                         +0.63%     +1.03%    + 5.12%    +  8.83%
-------------------------------------------------------------------------------------------------
Lehman Brothers High Yield Bond Index+                   -1.61%     +0.71%    + 5.23%    + 11.81%
-------------------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Bond Index+         +7.13%     +5.48%    + 6.12%    +  8.00%
-------------------------------------------------------------------------------------------------
Salomon Brothers World Government Bond Index+            -5.08%     +1.38%    + 2.41%    +  6.68%
-------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  * Source: Lipper, Inc.
  + Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2000

QUALITY RATINGS
Source: Standard & Poor's and Moody's

                Governments                     34.2%
                "B"                             28.9%
                "BB"                            14.3%
                "BBB"                            6.9%
                "A"                              4.8%
                "AAA"                            4.5%
                Other                            2.2%
                Equity                           2.0%
                "CCC"                            1.2%
                Not Rated                        0.7%
                "AA"                             0.3%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- October 31, 2000

Bonds - 92.4%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 71.4%
  Advertising - 0.7%
    Citadel Broadcasting Co., 9.25s, 2008                            $    1,125             $  1,057,500
    Paxson Communications Corp., 11.625s, 2002                            1,000                1,021,250
                                                                                            ------------
                                                                                            $  2,078,750
--------------------------------------------------------------------------------------------------------
  Aerospace - 1.0%
    Argo Tech Corp., 8.625s, 2007                                    $    1,250             $  1,012,500
    BE Aerospace, Inc., 9.875s, 2006                                      1,000                1,000,000
    K & F Industries, Inc., 9.25s, 2007                                   1,000                  958,750
                                                                                            ------------
                                                                                            $  2,971,250
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.3%
    Midland Cogeneration Venture Corp., 10.33s, 2002                 $      865             $    881,687
--------------------------------------------------------------------------------------------------------
  Building - 0.7%
    AAF- McQuay, Inc., 8.875s, 2003                                  $      550             $    495,000
    American Standard, Inc., 7.375s, 2008                                   300                  274,500
    Building Materials Corp., 8s, 2007                                      900                  288,000
    Nortek, Inc., 8.875s, 2008                                              135                  117,450
    UDC Homes, Inc., 0s, 2000                                                 6                    2,632
    Williams Scotsman, Inc., 9.875s, 2007                                 1,000                  865,000
                                                                                            ------------
                                                                                            $  2,042,582
--------------------------------------------------------------------------------------------------------
  Business Services - 0.8%
    Iron Mountain, Inc., 10.125s, 2006                               $      670             $    690,100
    Pierce Leahy Corp., 9.125s, 2007                                      1,000                  970,000
    Unisystem Corp., 7.875s, 2008                                           900                  825,750
                                                                                            ------------
                                                                                            $  2,485,850
--------------------------------------------------------------------------------------------------------
  Chemicals - 1.1%
    Huntsman ICI Holdings, 10.125s, 2009                             $      475             $    456,000
    Lyondell Chemical Co., 9.625s, 2007                                   1,325                1,285,250
    NL Industries, Inc., 11.75s, 2003                                     1,500                1,518,750
    Sterling Chemicals, Inc., 11.25s, 2007                                   25                   13,250
                                                                                            ------------
                                                                                            $  3,273,250
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.1%
    Anacomp, Inc., 10.875s, 2004                                     $    1,200             $    174,000
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.5%
    Kindercare Learning Centers, Inc., 9.5s, 2009                    $      240             $    219,000
    Samsonite Corp., 10.75s, 2008                                         1,250                  959,375
    Synthetic Industries, Inc., 14.9s, 2000                                 370                  364,450
                                                                                            ------------
                                                                                            $  1,542,825
--------------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 2.4%
    Ball Corp., 8.25s, 2008                                          $    2,250             $  2,115,000
    Buckeye Cellulose Corp., 8.5s, 2005                                     610                  597,800
    Consolidated Container Co., 10.125s, 2009                             1,325                1,192,500
    Gaylord Container Corp., 9.75s, 2007                                  1,225                  808,500
    Riverwood International Corp., 10.25s, 2006                           1,000                  977,500
    Silgan Holdings, Inc., 9s, 2009                                       1,000                  848,750
    U.S. Timberlands, 9.625s, 2007                                          460                  412,850
                                                                                            ------------
                                                                                            $  6,952,900
--------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 7.0%
    Chase Commercial Mortgage Secs Corp., 6.6s, 2012                 $    3,640             $  2,853,396
    Commercial Mortgage Asset Trust, 0.64s, 2020 (interest only)         52,862                1,779,864
    DLJ Commercial Mortgage Corp., 0.91s, 2005 (interest only)           58,000                1,914,847
    Morgan Stanley Capital , Inc., 7.771s, 2039                           4,000                3,090,791
    Morgan Stanley Capital I, Inc., 6.86s, 2010                           1,680                1,372,661
    Nationslink Funding Corp., 5s, 2009                                   3,800                2,626,156
    Residential Accredit Lns Inc., 7.75s, 2027                            2,500                2,313,425
    Unicredito Italiano Capital Trust, 9.2s, 2049##                       4,750                4,720,360
                                                                                            ------------
                                                                                            $ 20,671,500
--------------------------------------------------------------------------------------------------------
  Energy - 0.7%
    Cheasapeake Energy Corp., 9.625s, 2005                           $      175             $    175,656
    Clark USA, Inc., 10.875s, 2005                                           30                   20,100
    Ocean Energy, Inc., 8.875s, 2007                                        790                  799,875
    P&L Coal Holdings Corp., 9.625s, 2008                                 1,150                1,118,375
                                                                                            ------------
                                                                                            $  2,114,006
--------------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corporation - 6.4%
    FGLMC, 7.5s, 2030                                                $    6,786             $  6,783,895
    FHLB, 6.75s, 2002                                                    12,000               12,048,720
                                                                                            ------------
                                                                                            $ 18,832,615
--------------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 6.2%
    FNMA, 7s, 2029 - 2029                                            $    6,050             $  5,928,272
    FNMA, 7s, 2030                                                        3,961                3,881,839
    FNMA, 7.5s, 2030                                                      8,355                8,344,348
                                                                                            ------------
                                                                                            $ 18,154,459
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.9%
    Natexis AMBS Co. LLC,##, 8.44s, 2049                             $    2,750             $  2,627,529
--------------------------------------------------------------------------------------------------------
  Financial Services - 1.1%
    Constellation Finance LLC, 9.8s, 2001                            $    3,250             $  3,120,000
    Madison River Capital, 13.25s, 2010##                                   250                  180,000
                                                                                            ------------
                                                                                            $  3,300,000
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.1%
    Borden, Inc., 9.25s, 2019                                        $    1,750             $  1,453,900
    Borden, Inc., 9.2s, 2021                                              2,500                1,914,950
                                                                                            ------------
                                                                                            $  3,368,850
--------------------------------------------------------------------------------------------------------
  Gaming and Hotels - 1.4%
    Aztar Corp., 8.875s, 2007                                        $    1,250             $  1,212,500
    HMH Properties, Inc., 8.45s, 2008                                     1,000                  947,500
    Prime Hospitality Corp., 9.75s, 2007                                  1,000                1,006,250
    Station Casinos, Inc., 8.875s, 2008                                   1,000                  965,000
                                                                                            ------------
                                                                                            $  4,131,250
--------------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 1.3%
    GNMA, 8s, 2026                                                   $    3,724             $  3,788,699
--------------------------------------------------------------------------------------------------------
  Industrial - 1.3%
    Allied Waste North America, Inc., 10s, 2009                      $    1,000             $    845,000
    Hayes Wheels International, Inc., 9.125s, 2007                        1,000                  790,000
    Haynes International, Inc., 11.625s, 2004                               755                  528,500
    IMO Industries, Inc., 11.75s, 2006                                      500                  504,375
    International Knife & Saw, Inc., 11.375s, 2006                          850                  422,875
    Thermadyne Holdings Corp., 0s to 2003, 12.5s, 2008                    2,000                  600,000
                                                                                            ------------
                                                                                            $  3,690,750
--------------------------------------------------------------------------------------------------------
  Information, Paging and Technology - 0.1%
    Qwest Communications International, Inc., 10.875s, 2007          $      289             $    316,018
--------------------------------------------------------------------------------------------------------
  Internet - 0.4%
    Exodus Communications, Inc., 10.75s, 2009                        $    1,250             $  1,137,500
--------------------------------------------------------------------------------------------------------
  Media - 5.7%
    Adelphia Communications Corp., 8.375s, 2008                      $    1,000             $    830,000
    Allbritton Communications Co., 9.75s, 2007                            1,000                  972,500
    American Radio Systems Corp., 9s, 2006                                  350                  357,000
    Callahan Nordrhein, 14s, 2010##                                         500                  477,500
    Century Communications Corp., 9.5s, 2005                                450                  409,500
    Century Communications Corp., 0s, 2008                                1,300                  494,000
    Chancellor Media Corp., 8.125s, 2007                                    900                  906,750
    Chancellor Media Corp., 8s, 2008                                      1,250                1,260,937
    Charter Communications Holdings, 0s to 2004, 9.92s, 2011              2,250                1,293,750
    Cumulus Media, Inc., 10.375s, 2008                                    1,030                  813,700
    Echostar DBS Corp., 9.375s, 2009                                      1,750                1,721,563
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                          1,000                1,005,000
    Frontiervision Operating Partnership LP, 11s, 2006                    1,150                1,104,000
    Granite Broadcasting Corp., 8.875s, 2008                                280                  193,200
    Hollinger International Publishing, 9.25s, 2007                       1,250                1,237,500
    Jones Intercable, Inc., 8.875s, 2007                                    500                  521,270
    LIN Televison Corp., 8.375s, 2008                                       700                  651,000
    Marvel Holdings, Inc., 0s, 1998**                                       445                        0
    NTL, Inc., 0s to 2003, 9.75s, 2008##                                  1,250                  700,000
    United International Holdings, 0s to 2003, 10.75s, 2008                 650                  390,000
    United Pan Europe, 10.875s, 2009                                      2,000                1,510,000
                                                                                            ------------
                                                                                            $ 16,849,170
--------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.4%
    AK Steel Holdings Corp., 9.125s, 2006                            $      220             $    216,700
    Commonwealth Aluminum Corp., 10.75s, 2006                               425                  388,875
    Metal Management, Inc., 10s, 2008                                     1,000                  140,000
    WCI Steel, Inc., 10s, 2004                                              700                  563,500
                                                                                            ------------
                                                                                            $  1,309,075
--------------------------------------------------------------------------------------------------------
  Metals and Mining - 0.1%
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                   $      300             $    255,000
--------------------------------------------------------------------------------------------------------
  Oil Services - 1.6%
    Triton Energy Ltd Corp., 9.25s, 2005                             $    4,500             $  4,567,500
--------------------------------------------------------------------------------------------------------
  Oils - 0.4%
    Gothic Production Corp., 11.125s, 2005                           $    1,000             $  1,048,750
--------------------------------------------------------------------------------------------------------
  Retail - 0.2%
    Musicland Group, Inc., 9.875s, 2008                              $      725             $    598,125
--------------------------------------------------------------------------------------------------------
  Telecommunications - 4.5%
    Adelphia Communications Corp., 9.875s, 2007                      $       75             $     67,875
    Centennial Cellular Operating Co., 10.75s, 2008                       1,000                  950,000
    DTI Holdings, Inc., 0s to 2003, 12.5s, 2008                             220                   74,800
    ICG Holdings, Inc., 0s to 2001, 12.5s, 2006                           1,100                  165,000
    Intermedia Communications, Inc., 0s to 2002, 11.25s, 2007             1,800                1,485,000
    ITC Deltacom, Inc., 11s, 2007                                         1,276                1,084,600
    Level 3 Communications, Inc., 9.125s, 2008                            1,500                1,215,000
    Manpower Communications Inc., 13s, 2010                               1,125                  646,875
    Nextel Communications, Inc., 0s to 2003, 9.95s, 2008                  1,550                1,158,625
    Nextel International, Inc., 0s to 2003, 12.125s, 2008                 1,500                  915,000
    Nextlink Communications, Inc., 10.75s, 2009                             750                  660,000
    NTL Communications Corp., 0s to 2003, 12.375s, 2008                     400                  224,000
    PSINET, Inc., 11s, 2009                                                 750                  363,750
    Spectrasite Holdings, Inc., 10.75s, 2010                              1,500                1,380,000
    Time Warner Telecommunications LLC, 9.75s, 2008                       1,250                1,106,250
    Triton PCS, Inc., 0s to 2003, 11s, 2008                                 625                  471,875
    Western Wireless Corp., 10.5s, 2007                                     500                  518,750
    WorldCom, Inc., 8.875s, 2006                                            590                  608,821
                                                                                            ------------
                                                                                            $ 13,096,221
--------------------------------------------------------------------------------------------------------
  Telecom - Wire Less - 0.4%
    Crown Castle International Corp., 10.75s, 2011                   $    1,250             $  1,275,000
--------------------------------------------------------------------------------------------------------
  Telecom - Wire Line - 1.3%
    Focal Communications Corp., 0s to 2003, 12.125s, 2008            $      150             $     72,000
    Liberty Media Corp., 8.25s, 2030                                      4,150                3,742,665
                                                                                            ------------
                                                                                            $  3,814,665
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 19.7%
    U.S. Treasury Bonds, 9.875s, 2015                                $    2,166             $  2,988,734
    U.S. Treasury Bonds, 6.125s, 2029                                     6,316                6,540,976
    U.S. Treasury Bonds, 6.25s, 2030                                      9,000                9,585,000
    U.S. Treasury Notes, 8s, 2001                                        12,750               12,855,570
    U.S. Treasury Notes, 6.75s, 2005                                      9,000                9,330,480
    U.S. Treasury Notes, 4.25s, 2010                                      3,593                3,701,502
    U.S. Treasury Notes, 5.75s, 2010                                      8,355                8,347,146
    U.S. Treasury Notes, 6.5s, 2010                                       4,493                4,702,913
                                                                                            ------------
                                                                                            $ 58,052,321
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.6%
    Niagara Mohawk Power Corp., 8.77s, 2018                          $    3,860             $  4,004,905
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                          851                  831,952
                                                                                            ------------
                                                                                            $  4,836,857
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $210,238,954
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 21.0%
  Argentina - 0.6%
    Autopistas Del Sol S.A., 10.25s, 2009 (Industrial)##             $    1,000             $    785,000
    Industrias Metalurgicas Pescarm, 9.5s, 2002 (Industrial)##              250                  151,250
    Mastellone Hermanos S.A., 11.75s, 2008 (Food and
      Beverage Products)                                                  1,000                  640,000
    Supercanal Holdings S.A., 11.5s, 2005 (Telecommunications)##**        1,000                  330,000
                                                                                            ------------
                                                                                            $  1,906,250
--------------------------------------------------------------------------------------------------------
  Bermuda - 0.6%
    Flag Ltd., 8.25s, 2008 (Conglomerate)                            $      200             $    168,000
    Global Crossing Holdings Ltd., 9.625s, 2008 (Telecommunications)      1,750                1,671,250
                                                                                            ------------
                                                                                            $  1,839,250
--------------------------------------------------------------------------------------------------------
  Brazil - 0.6%
    Federal Republic of Brazil, 12.25s, 2030                         $    1,750             $  1,522,500
    Federal Republic of Brazil, 11s, 2040                                   139                  105,865
                                                                                            ------------
                                                                                            $  1,628,365
--------------------------------------------------------------------------------------------------------
  Bulgaria - 0.2%
    National Republic of Bulgaria, 7.75s, 2011                       $      750             $    559,687
--------------------------------------------------------------------------------------------------------
  Canada - 1.0%
    AT&T Canada, Inc., 0s to 2003, 9.95s, 2008
      (Telecommunications)                                           $    1,500             $  1,200,255
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)                     490                  196,000
    Rogers Cantel, Inc., 9.375s, 2008 (Telecommunications)                1,500                1,515,000
                                                                                            ------------
                                                                                            $  2,911,255
--------------------------------------------------------------------------------------------------------
  Denmark - 0.3%
    Unikredit Realkredit, 7s, 2032 (Financial Institutions)        DKK    6,740             $    752,374
--------------------------------------------------------------------------------------------------------
  France - 1.3%
    Republic of France, 3.5s, 2004                                 EUR    4,695             $  3,781,221
--------------------------------------------------------------------------------------------------------
  Germany - 1.3%
    Federal Republic of Germany, 4.5s, 2009                        EUR    4,688             $  3,779,859
--------------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.8%
    APP Finance IX Ltd., 10.75s, 2001 (Forest and
      Paper Products)                                                $    3,500             $  2,345,000
--------------------------------------------------------------------------------------------------------
  Greece - 2.7%
    Fage Dairy Industries S.A., 9s, 2007 (Food and
      Beverage Products)                                             $    4,300             $  3,225,000
    Hellenic Republic, 6.6s, 2004                                  GRD  603,800                1,547,184
    Hellenic Republic, 6s, 2006                                         639,500                1,611,500
    Hellenic Republic, 8.6s, 2008                                       558,900                1,613,811
                                                                                            ------------
                                                                                            $  7,997,495
--------------------------------------------------------------------------------------------------------
  Indonesia - 0.2%
    Indah Kiat Finance Mauritius Ltd., 10s, 2007 (Forest
      and Paper Products)                                            $    1,750             $    665,000
--------------------------------------------------------------------------------------------------------
  Luxembourg - 0.1%
    Millicom International Cellular, 0s to 2001, 13.5s,
      2006 (Telecommunications)                                      $      255             $    215,475
    PTC International Finance II S.A., 11.25s, 2009
      (Telecommunications)                                                  185                  166,500
                                                                                            ------------
                                                                                            $    381,975
--------------------------------------------------------------------------------------------------------
  Mexico - 2.1%
    Bepensa S.A., 9.75s, 2004##                                      $      925             $    846,375
    Cydsa S.A., 9.375s, 2002 (Chemicals)                                  3,000                1,290,000
    Grupo Minero Mexico S.A. de CV, 8.25s, 2008
      (Diversified Minerals)                                              1,500                1,290,000
    Maxcom Telecomunicacione S.A., 13.75s, 2007
      (Telecommunications)                                                1,400                  630,000
    Satelites Mexicanos S.A. de CV, 10.125s, 2004
      (Telecommunications)                                                  500                  315,000
    Tfm S.A. De CV, 0s to 2002, 11.75s, 2009 (Transportation)             2,667                1,946,910
                                                                                            ------------
                                                                                            $  6,318,285
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.4%
    PT Alatief Freeport Finance, 9.75s, 2001 (Finance)               $      885             $    792,075
    Tenet Healthcare, 0s, 2002 (Medical and Health
      Techcology and Services)                                            2,402                1,921,600
    Tjiwi Kimia Intl BV, 13.25s, 2001 (Paper & Related Products)          1,500                1,260,000
                                                                                            ------------
                                                                                            $  3,973,675
--------------------------------------------------------------------------------------------------------
  Russia - 3.6%
    Russian Federation, 2.5s, 2030##                                 $   28,809             $ 10,731,352
--------------------------------------------------------------------------------------------------------
  South Korea - 0.1%
    Chohung Bank, 11.5s, 2010 (Banks and Credit Cos.)##              $      250             $    239,063
--------------------------------------------------------------------------------------------------------
  United Kingdom - 3.7%
    Colt Telecom Group PLC, 8.875s, 2007 (Telecommunications)      DEM      500             $    208,782
    Colt Telecom Group PLC, 0s to 2001, 12s, 2006
      (Telecommunications)                                                1,425                1,298,531
    Daiwa PB Ltd., 7.71s, 2049 (Banks and Credit Cos.)                    6,000                4,980,000
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s, 2005 (Telecommunications)                                     250                  237,500
    Dolphin Telecom PLC, 0s to 2004, 14s, 2009 (Telecommunications)       2,800                  451,500
    OTE PLC, 6.125s, 2007 (Industrial)##                           EUR    1,210                1,006,357
    Telewest Communications PLC, 9.625s, 2006 (Cable
      Television)##                                                  $    1,050                  871,500
    United Kingdom Treasury, 6.75s, 2004                           GBP    1,204                1,819,985
                                                                                            ------------
                                                                                            $ 10,874,155
--------------------------------------------------------------------------------------------------------
  Uruguay - 0.4%
    Banco Central Del Uruguay, 6.75s, 2021                           $    1,250             $  1,100,000
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $ 61,784,261
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $297,071,214)                                                 $272,023,215
--------------------------------------------------------------------------------------------------------

Convertible Bond - 2.8%
--------------------------------------------------------------------------------------------------------
    Colt Telecom Group PLC, 2s, 2006 (Telecommuncations)             $    3,575             $  2,703,508
    Rite Aid Corp., 5.25s, 2002 (Retail)                                  2,250                  568,125
    Silicon Graphics Inc., 5.25s, 2004 (Computer Systems)                 3,000                1,882,500
    Telewest Finance, 6s, 2005 (Finance)                                  2,000                1,387,500
    Tenet Healthcare Corp., 6s, 2005 (Medical and Health
      Technology Services)                                                2,000                1,660,000
--------------------------------------------------------------------------------------------------------
Total Convertible Bond (Identified Cost, $10,668,926)                                       $  8,201,633
--------------------------------------------------------------------------------------------------------

Preferred Stock - 0.6%
--------------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Renaissance Cosmetics, Inc., 14s**                                      809             $          0
--------------------------------------------------------------------------------------------------------
  Media - 0.6%
    CSC Holdings, Inc., 11.125s (Media)                                  10,792             $  1,149,348
    Primedia, Inc., 8.625s                                                9,000                  756,000
                                                                                            ------------
                                                                                            $  1,905,348
--------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $2,249,893)                                         $  1,905,348
--------------------------------------------------------------------------------------------------------

Stocks
--------------------------------------------------------------------------------------------------------
U.S. Stocks
  Building
    Atlantic Gulf Communities Corp.+* (Identified Cost, $0)                 100             $          6
--------------------------------------------------------------------------------------------------------

Warrants
--------------------------------------------------------------------------------------------------------
    DTI Holdings, Inc. (Telecommunications)*                              2,100             $         21
    ICO, Inc. (Energy)*                                                  62,500                   38,125
    Maxcom Telecomunicatione##*                                           1,400                      175
    Renaissance Cosmetics, Inc.* (Consumer Goods and Services)**            655                        0
--------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $54,797)                                                   $     38,321
--------------------------------------------------------------------------------------------------------

Call Options Purchased
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
--------------------------------------------------------------------------------------------------------
  Australian Dollar/November/0.605                                   $    6,047             $          0
  Euro/November/0.9                                                      18,361                        0
  Japanese Yen/January/130                                               70,161                        0
--------------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $183,308)                                      $          0
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.6%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 10/31/00, due 11/01/00, total to
      be received $7,565,383 (Secured by various U.S.
      Treasury and Federal Agency Obligations) at Cost               $    7,564             $  7,564,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $317,792,138)                                           $289,732,523
--------------------------------------------------------------------------------------------------------

Call Options Written - (0.2)%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Australian Dollars/May/0.56                                    AUD    4,637             $   (344,440)
    Euro/November/0.86                                             EUR    8,570                 (150,503)
--------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $140,212)                                    $   (494,943)
--------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 1.8%                                                          5,064,682
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $294,302,262
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
** In default.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD    = Australian Dollars              EUR  = Euro
BRL    = Brazilian Real                  GBP  = British Pounds
CAD    = Canadian Dollars                GRD  = Greek Drachma
CHF    = Swiss Franc                     NOK  = Norwegian Krone
CLP    = Chilean Peso                    NZD  = New Zealand Dollars
DEM    = Deutsche Marks                  SEK  = Swedish Kronor
DKK    = Danish Krone

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
-------------------------------------------------------------------------------
OCTOBER 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $317,792,138)            $289,732,523
  Cash                                                                2,362,219
  Net receivable for forward foreign currency exchange
    contracts to sell                                                 1,473,002
  Receivable for investments sold                                       311,388
  Receivable for fund shares sold                                       749,828
  Interest receivable                                                 5,987,538
  Other assets                                                            7,204
                                                                   ------------
      Total assets                                                 $300,623,702
                                                                   ------------
Liabilities:
  Payable for fund shares reacquired                               $    719,240
  Payable for investments purchased                                   2,357,396
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                    1,895,948
  Net payable for forward foreign currency exchange
    contracts to purchase                                               680,151
  Written options outstanding, at value (premiums received,
    $ 140,212)                                                          494,943
  Payable to affiliates -
    Management fee                                                        3,919
    Administrative fee                                                      145
    Shareholder servicing agent fee                                         829
    Distribution fee                                                      5,934
  Accrued expenses and other liabilities                                162,935
                                                                   ------------
      Total liabilities                                            $  6,321,440
                                                                   ------------
Net assets                                                         $294,302,262
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $346,421,196
  Unrealized depreciation on investments and translation of
    asset and liabilities in foreign currencies                     (29,550,641)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (23,336,495)
  Accumulated undistributed net investment income                       768,202
                                                                   ------------
      Total                                                        $294,302,262
                                                                   ============
Shares of beneficial interest outstanding                           44,383,092
                                                                    ==========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $111,790,577 / 16,754,239 shares of
     beneficial interest outstanding)                                 $6.67
                                                                      =====
  Offering price per share (100 / 95.25)                              $7.00
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets $137,013,327 / 20,737,225 shares of
     beneficial interest outstanding)                                 $6.61
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $37,955,972 / 5,762,498 shares of
     beneficial interest outstanding)                                 $6.59
                                                                      =====
Class I shares:
  Net asset value and offering price per share
    (net assets of $7,542,386 / 1,129,130 shares of
     beneficial interest outstanding)                                 $6.68
                                                                      =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2000
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $ 27,207,894
    Dividend                                                            164,621
                                                                   ------------
      Total investment income                                      $ 27,372,515
                                                                   ------------
  Expenses -
    Management fee                                                 $  3,366,540
    Administrative fee                                                   41,501
    Trustees' compensation                                               31,213
    Shareholder servicing agent fee                                     287,955
    Distribution and service fee (Class A)                              363,206
    Distribution and service fee (Class B)                            1,426,680
    Distribution and service fee (Class C)                              389,586
    Custodian fee                                                       137,553
    Printing                                                             56,698
    Auditing fees                                                        37,987
    Postage                                                              32,500
    Legal fees                                                            4,429
    Interest expense                                                      1,726
    Miscellaneous                                                       217,411
                                                                   ------------
      Total expenses                                               $  6,394,985
    Fees paid indirectly                                                (55,277)
    Reduction of expenses by investment adviser                      (2,563,414)
                                                                   ------------
      Net expenses                                                 $  3,776,294
                                                                   ------------
        Net investment income                                      $ 23,596,221
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(10,023,132)
    Written option transactions                                       1,048,765
    Foreign currency transactions                                    (1,669,989)
                                                                   ------------
      Net realized loss on investments                             $(10,644,356)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(11,594,481)
    Written options                                                      52,564
    Translation of assets and liabilities in foreign
      currencies                                                     (3,028,998)
                                                                   ------------
        Net unrealized loss on investments                         $(14,570,915)
                                                                   ------------
          Net realized and unrealized loss on investments and
            foreign currency                                       $(25,215,271)
                                                                   ------------
            Decrease in net assets from operations                 $ (1,619,050)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                   2000                       1999
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $ 23,596,221               $ 22,531,803
  Net realized loss on investments and foreign currency
    transactions                                                  (10,644,356)                (4,247,127)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          (14,570,915)                 6,458,982
                                                                 ------------               ------------
    Increase (decrease) in net assets from operations            $ (1,619,050)              $ 24,743,658
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (6,890,957)              $ (9,445,543)
  From net investment income (Class B)                             (8,968,337)               (12,830,532)
  From net investment income (Class C)                             (2,452,937)                (3,777,370)
  From net investment income (Class I)                               (161,903)                   (27,411)
  From paid in capital (Class A)                                   (2,409,403)                     --
  From paid in capital (Class B)                                   (3,135,754)                     --
  From paid in capital (Class C)                                     (857,663)                     --
  From paid in capital (Class I)                                      (56,608)                     --
                                                                 ------------               ------------
    Total distributions declared to shareholders                 $(24,933,562)              $(26,080,856)
                                                                 ------------               ------------
Net increase in net assets from Fund share transactions          $ 36,425,350               $ 14,151,635
                                                                 ------------               ------------
      Total increase in net assets                               $  9,872,738               $ 12,814,437
Net assets:
  At beginning of year                                            284,429,524                271,615,087
                                                                 ------------               ------------
  At end of year (including accumulated undistributed net
    investment income of $768,202 and $2,467,079,
    respectively)                                                $294,302,262               $284,429,524
                                                                 ============               ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                     2000             1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $ 7.30           $ 7.33         $ 8.24         $ 8.19         $ 8.07
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                               $ 0.60           $ 0.62         $ 0.66         $ 0.69         $ 0.62
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.59)            0.06          (0.81)          0.13           0.18
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $ 0.01           $ 0.68         $(0.15)        $ 0.82         $ 0.80
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                             $(0.48)          $(0.71)        $(0.63)        $(0.69)        $(0.60)
  From net realized gain on investments and foreign
    currency transactions                                  --               --            (0.13)         (0.08)         (0.08)
  From paid in capital                                    (0.16)            --             --             --             --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(0.64)          $(0.71)        $(0.76)        $(0.77)        $(0.68)
                                                         ------           ------         ------         ------         ------
Net asset value - end of period                          $ 6.67           $ 7.30         $ 7.33         $ 8.24         $ 8.19
                                                         ======           ======         ======         ======         ======
Total return(+)                                           (0.03)%           9.72%         (2.21)%        10.40%         10.42%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               0.92%            0.88%          0.85%          0.79%          1.13%
  Net investment income                                    8.57%            8.42%          8.26%          8.26%          7.63%
Portfolio turnover                                          127%             204%           299%           217%           287%
Net assets at end of period (000 omitted)              $111,791         $100,469        $95,292        $69,874        $49,432
  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally, the investment adviser paid a portion of the funds operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                            $ 0.54           $ 0.55         $ 0.58         $ 0.58         $ 0.54
        Ratios (to average net assets):
          Expenses##                                       1.81%            1.83%          1.84%          2.01%          2.06%
          Net investment income                            7.68%            7.47%          7.24%          7.04%          6.70%
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.
  (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                     2000             1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $ 7.24           $ 7.27         $ 8.18         $ 8.14         $ 8.03
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                               $ 0.55           $ 0.57         $ 0.61         $ 0.61         $ 0.56
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.59)            0.07          (0.81)          0.15           0.18
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $(0.04)          $ 0.64         $(0.20)        $ 0.76         $ 0.74
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                             $(0.44)          $(0.67)        $(0.58)        $(0.64)        $(0.55)
  From net realized gain on investments and foreign
    currency transactions                                  --               --            (0.13)         (0.08)         (0.08)
  From paid-in capital                                    (0.15)            --             --             --             --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(0.59)          $(0.67)        $(0.71)        $(0.72)        $(0.63)
                                                         ------           ------         ------         ------         ------
Net asset value - end of period                          $ 6.61           $ 7.24         $ 7.27         $ 8.18         $ 8.14
                                                         ======           ======         ======         ======         ======
Total return                                              (0.67)%           9.10%         (2.84)%         9.64%          9.68%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.56%            1.53%          1.51%          1.44%          1.80%
  Net investment income                                    7.89%            7.77%          7.64%          7.51%          7.02%
Portfolio turnover                                          127%             204%           299%           217%           287%
Net assets at end of period (000 omitted)
                                                       $137,013         $144,849       $133,872        $71,459        $25,361
  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally the investment adviser paid a portion of the funds operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                            $ 0.49           $ 0.50         $ 0.53         $ 0.50         $ 0.49
        Ratios (to average net assets):
          Expenses##                                       2.45%            2.48%          2.50%          2.66%          2.73%
          Net investment income                            7.00%            6.82%          6.62%          6.29%          6.09%
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                     2000             1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $ 7.22           $ 7.25         $ 8.16         $ 8.12         $ 8.00
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                               $ 0.55           $ 0.57         $ 0.61         $ 0.60         $ 0.57
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.59)            0.07          (0.81)          0.16           0.18
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $(0.04)          $ 0.64         $(0.20)        $ 0.76         $ 0.75
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                             $(0.44)          $(0.67)        $(0.58)        $(0.64)        $(0.55)
  From net realized gain on investments and foreign
    currency transactions                                  --               --            (0.13)         (0.08)         (0.08)
  From paid-in capital                                    (0.15)            --             --             --             --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(0.59)          $(0.67)        $(0.71)        $(0.72)        $(0.63)
                                                         ------           ------         ------         ------         ------
Net asset value - end of period                          $ 6.59           $ 7.22         $ 7.25         $ 8.16         $ 8.12
                                                         ======           ======         ======         ======         ======
Total return                                              (0.67)%           9.12%         (2.84)%         9.68%          9.80%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.56%            1.53%          1.51%          1.44%          1.71%
  Net investment income                                    7.90%            7.78%          7.65%          7.44%          7.12%
Portfolio turnover                                          127%             204%           299%           217%           287%
Net assets at end of period (000 omitted)               $37,956          $38,808        $42,213        $20,464         $5,478
  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally the investment adviser paid a portion of the funds operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                            $ 0.49           $ 0.50         $ 0.53         $ 0.50         $ 0.51
        Ratios (to average net assets):
          Expenses##                                       2.45%            2.48%          2.50%          2.66%          2.64%
          Net investment income                            7.01%            6.83%          6.63%          6.21%          6.19%
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                         2000               1999               1998              1997*
----------------------------------------------------------------------------------------------------------------------------
                                                            CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                        $ 7.31             $ 7.33             $ 8.25             $ 8.15
                                                             ------             ------             ------             ------
Income from investment operations# -
  Net investment income(S)                                   $ 0.68             $ 0.65             $ 0.72             $ 0.49
  Net realized and unrealized gain (loss) on
    investments and foreign currency                          (0.65)              0.07              (0.85)              0.15
                                                             ------             ------             ------             ------
      Total from investment operations                       $ 0.03             $ 0.72             $(0.13)            $ 0.64
                                                             ------             ------             ------             ------
Less distributions declared to shareholders -
  From net investment income                                 $(0.50)            $(0.74)            $(0.66)            $(0.54)
  From net realized gain on investments and foreign
    currency transactions                                      --                 --                (0.13)              --
  From paid-in capital                                        (0.16)              --                 --                 --
                                                             ------             ------             ------             ------
      Total distributions declared to shareholders           $(0.66)            $(0.74)            $(0.79)            $(0.54)
                                                             ------             ------             ------             ------
Net asset value - end of period                              $ 6.68             $ 7.31             $ 7.33             $ 8.25
                                                             ======             ======             ======             ======
Total return                                                   0.33%             10.25%             (2.00)%             5.98%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                   0.60%              0.53%              0.50%              0.44%+
  Net investment income                                        9.53%              8.77%              8.51%              7.69%+
Portfolio turnover                                              127%               204%               299%               217%
Net assets at end of period (000 omitted)                    $7,542               $304               $238               $230
  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally the investment adviser paid a portion of the funds operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                                $ 0.62             $ 0.58             $ 0.63             $ 0.40
        Ratios (to average net assets):
          Expenses##                                           1.49%              1.48%              1.49%              1.66%+
          Net investment income                                8.64%              7.82%              7.49%              6.47%+
   * For the period from the inception of Class I shares, January 8, 1997, through October 31, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Income Fund (the fund) is a non-diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 2000, $6,459,428 was reclassified to accumulated net realized gain on investments and foreign currency transactions from accumulated net investment income due to differences between book and tax accounting for mortgage-backed securities foreign currency transactions. In addition, $6,459,428 was redesignated as a tax return of capital distribution. This change had no effect on the net assets or net asset value per share.

At October 31, 2000, accumulated undistributed net investment income under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions.

At October 31, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $22,312,591 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2006, ($11,281,953), October 31, 2007, ($7,298,566),
and October 31, 2008, ($3,732,072).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund's average daily net assets and 7.14% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. The fund's management fee is currently being charged at a rate of 0.50% of average daily net assets. Effective March 1, 2000, the investment adviser voluntarily agreed to pay all of the fund's operating expenses exclusive of management and distribution fees such that the fund's aggregate expenses do not exceed 0.08% of its average daily net assets. Prior to March 1, 2000, the aggregate expenses, exclusive of management and distribution fees, were all paid by the investment adviser. This is reflected as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $13,554 for the year ended October 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $91,342 for the year ended October 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $18,437 for the year ended October 31, 2000. Fees incurred under the distribution plan during the year ended October 31, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $26,380 and $38,346 for Class B and Class C shares, respectively, for the year ended October 31, 2000. Fees incurred under the distribution plan during the year ended October 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 2000, were $409, $370,442, and $11,406 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES           SALES
---------------------------------------------------------------------------
U.S. government securities                     $164,860,048    $120,117,135
                                               ------------    ------------
Investments (non-U.S. government securities)   $205,662,230    $223,062,406
                                               ------------    ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $318,839,436
                                                               ------------
Gross unrealized appreciation                                  $  3,231,290
Gross unrealized depreciation                                   (32,338,203)
                                                               ------------
    Net unrealized appreciation (depreciation)                 $(29,106,913)
                                                               ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                          YEAR ENDED OCTOBER 31, 2000        YEAR ENDED OCTOBER 31, 1999
                                          ---------------------------        ---------------------------
                                             SHARES            AMOUNT           SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               7,295,873      $ 51,386,498        4,360,463      $ 32,110,145
Shares issued to shareholders in
  reinvestment of distributions             800,511         5,650,714          775,005         5,687,469
Shares reacquired                        (5,103,035)      (36,103,001)      (4,375,018)      (32,241,084)
                                         ----------      ------------       ----------      ------------
    Net increase                          2,993,349      $ 20,934,211          760,450      $  5,556,530
                                         ==========      ============       ==========      ============

Class B shares
                                          YEAR ENDED OCTOBER 31, 2000        YEAR ENDED OCTOBER 31, 1999
                                          ---------------------------        ---------------------------
                                             SHARES            AMOUNT           SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               5,436,728      $ 38,191,428        6,423,566      $ 46,976,312
Shares issued to shareholders in
  reinvestment of distributions           1,073,188         7,520,245        1,120,537         8,156,487
Shares reacquired                        (5,791,362)      (40,611,149)      (5,937,074)      (43,369,624)
                                         ----------      ------------       ----------      ------------
    Net increase                            718,554      $  5,100,524        1,607,029      $ 11,763,175
                                         ==========      ============       ==========      ============

Class C shares
                                          YEAR ENDED OCTOBER 31, 2000        YEAR ENDED OCTOBER 31, 1999
                                          ---------------------------        ---------------------------
                                             SHARES            AMOUNT           SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               2,060,113      $ 14,405,035        1,932,707      $ 14,084,315
Shares issued to shareholders in
  reinvestment of distributions             264,516         1,846,985          274,329         1,991,571
Shares reacquired                        (1,940,689)      (13,557,235)      (2,649,473)      (19,311,424)
                                         ----------      ------------       ----------      ------------
    Net increase                            383,940      $  2,694,785         (442,437)     $ (3,235,538)
                                         ==========      ============       ==========      ============

Class I shares
                                          YEAR ENDED OCTOBER 31, 2000        YEAR ENDED OCTOBER 31, 1999
                                          ---------------------------        ---------------------------
                                             SHARES            AMOUNT           SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               1,476,567      $ 10,410,900            9,730      $     72,145
Shares issued to shareholders in
  reinvestment of distributions              31,685           217,530            3,738            27,444
Shares reacquired                          (420,692)       (2,932,600)          (4,364)          (32,121)
                                         ----------      ------------       ----------      ------------
    Net increase                          1,087,560      $  7,695,830            9,104      $     67,468
                                         ==========      ============       ==========      ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended October 31, 2000, was $2,194. Interest expense incurred on the borrowings amounted to $1,726 for the year ended October 31, 2000. The average dollar amount of borrowings was $24,044 and the weighted average interest rate on these borrowings was 7.0625%.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                       NUMBER OF
                                                       CONTRACTS      PREMIUMS
------------------------------------------------------------------------------
Outstanding, beginning of period                              4    $  540,392
Options written                                              29     4,218,491
Options terminated in closing transactions                  (11)   (2,394,400)
Options exercised                                           (13)   (1,085,252)
Options expired                                              (7)   (1,139,019)
                                                            ---    ----------
Outstanding, end of period                                    2    $  140,212
                                                            ===    ==========

At October 31, 2000, the fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                       NET
                                                                                                UNREALIZED
                                        CONTRACTS TO                           CONTRACTS      APPRECIATION
            SETTLEMENT DATE          DELIVER/RECEIVE    IN EXCHANGE FOR         AT VALUE    (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales              12/15/00       AUD     12,031,316        $ 6,654,605      $ 6,236,022        $  418,583
                   06/05/01       BRL     18,147,105          9,198,894        9,081,769           117,125
                   12/15/00       CHF     43,412,133         24,615,720       24,254,431           361,289
                   11/13/00       CLP  1,096,315,834          1,931,834        1,920,024            11,810
                   12/15/00       DKK      6,553,901            777,681          748,692            28,989
                   12/15/00       EUR     24,407,072         20,949,811       20,748,873           200,938
                   12/15/00       GRD  1,929,177,020          4,963,790        4,820,748           143,042
                   12/15/00       NOK     64,712,343          6,952,112        6,972,774           (20,662)
                   12/15/00       NZD     12,261,548          5,070,763        4,858,875           211,888
                                                            -----------      -----------        ----------
                                                            $81,115,210      $79,642,208        $1,473,002
                                                            ===========      ===========        ==========

                                                                                                       NET
                                                                                                UNREALIZED
                                        CONTRACTS TO                           CONTRACTS      APPRECIATION
            SETTLEMENT DATE          DELIVER/RECEIVE    IN EXCHANGE FOR         AT VALUE    (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Purchases          12/15/00       AUD     14,299,897       $  7,876,818     $  7,411,864        $ (464,954)
                   06/05/01       BRL     18,147,102          9,035,152        9,081,769            46,617
                   12/15/00       CAD      2,183,726          1,480,483        1,431,617           (48,866)
                   12/15/00       CHF     20,330,993         11,538,589       11,358,960          (179,629)
                   11/13/00       CLP  1,096,315,834          1,982,130        1,920,025           (62,105)
                   12/15/00       EUR     21,095,959         18,073,591       17,934,039          (139,552)
                   12/15/00       GBP      5,012,809          7,108,865        7,278,055           169,190
                   12/15/00       SEK        173,928             18,327           17,475              (852)
                                                            -----------      -----------        ----------
                                                            $57,113,955      $56,433,804        $ (680,151)
                                                            ===========      ===========        ==========

At October 31, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $898,683 with Merrill Lynch, $479,862 with First Boston, $385,963 with Deutsche Bank, and $131,440 with Chase.

At October 31, 2000, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 2000, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting less than 1% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                          DATE OF   SHARE/PAR
DESCRIPTION                           ACQUISITION      AMOUNT      COST   VALUE
--------------------------------------------------------------------------------
Atlantic Gulf Communities Corp. 9/21/89 - 9/25/95         100   $   --      $ 6
                                                                            ---

                                                                            $ 6
                                                                            ===

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VII and Shareholders of MFS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income fund (the fund), including the schedule of portfolio investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Strategic Income Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                       /s/ ERNST & YOUNG LLP
Boston, Massachusetts
December 8, 2000

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

   FOR THE YEAR ENDED OCTOBER 31, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 1.27%.

-------------------------------------------------------------------------------

MFS(R) STRATEGIC INCOME FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+  - Private Investor                   Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac Surgery,      Laura F. Healy*
Brigham and Women's Hospital; Professor of               Ellen Moynihan*
Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.; Chairman,
Colonial Insurance Company, Ltd.                         ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+  - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,          State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting            AUDITORS
Group, Inc. (office services)                            Ernst & Young LLP

Arnold D. Scott* - Senior Executive                      INVESTOR INFORMATION
Vice President, Director, and Secretary,                 For information on MFS mutual funds, call your
MFS Investment Management                                investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any business
Jeffrey L. Shames* - Chairman and Chief Executive        day from 9 a.m. to 5 p.m. Eastern time (or leave a
Officer, MFS Investment Management                       message anytime).

J. Dale Sherratt+ - President, Insight Resources,        INVESTOR SERVICE
Inc. (acquisition planning specialists)                  MFS Service Center, Inc.
                                                         P.O. Box 2281
Ward Smith+ - Former Chairman (until 1994), NACCO        Boston, MA 02107-9906
Industries (holding company)
                                                         For general information, call toll free:
INVESTMENT ADVISER                                       1-800-225-2606 any business day from 8 a.m. to
Massachusetts Financial Services Company                 8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                    For service to speech- or hearing-impaired,
                                                         call toll free: 1-800-637-6576 any business day
DISTRIBUTOR                                              from 9 a.m. to 5 p.m. Eastern time. (To use
MFS Fund Distributors, Inc.                              this service, your phone must be equipped with
500 Boylston Street                                      a Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges,
CHAIRMAN AND PRESIDENT                                   or stock and bond outlooks, call toll free:
Jeffrey L. Shames*                                       1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
PORTFOLIO MANAGER
James T. Swanson*                                        WORLD WIDE WEB
                                                         www.mfs.com
TREASURER
James O. Yost*


+ Independent Trustee
* MFS Investment Management

MFS(R) STRATEGIC INCOME FUND                                        ------------
                                                                      PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                             MSI-2  12/00  34M   34/234/334/834